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                                                                    EXHIBIT 99.1

             THE BANK OF NOVA SCOTIA                             GOLDMAN SACHS CREDIT PARTNERS L.P.
                One Liberty Plaza                                          85 Broad Street
             New York, New York 10006                                 New York, New York 10004




                                  CONFIDENTIAL

                                                                 August 29, 2000



UST Inc.
100 West Putnam Avenue
Greenwich, CT 06830
Attention:  Mr. Robert T. D'Alessandro
               Mr. Kenneth R. Hopson


                                    UST Inc.
                                Commitment Letter
                             -----------------------


Dear Sirs:

         Based on our discussions with you, we understand that you (sometimes referred to as the "Borrower") are interested in obtaining a commitment for $1,000,000,000 of senior secured financing consisting of (i) a $200,000,000 revolving credit facility with a commitment period initially of 364 days (the "364 Day Revolving Facility"), as such revolving credit facility may be extended and/or as the outstanding principal amount thereunder may be converted into a term loan facility (the "Extension Term Facility"), on the commitment termination date of the 364 Day Revolving Facility, (ii) a $600,000,000 credit facility with a term of three years (the "Three Year Facility") consisting of two subfacilities as follows: (A) an up to $270,000,000 stated amount letter of credit subfacility (the "Letter of Credit Facility"), and (B) a stand-by term loan subfacility (the "Tranche A Facility") in an amount of up to $600,000,000, and (iii) a $200,000,000 term loan facility (the "Tranche B Facility", with the 364 Day Revolving Facility, the Extension Term Facility (if and when made), the Three Year Facility (including, without limitation, the Letter of Credit Facility and the Tranche A Facility) and the Tranche B Facility collectively referred to as the "Credit Facilities").

         It is our understanding that proceeds from (a) the 364 Day Revolving Facility will be used to (i) refinance in full all amounts owing under your existing credit agreement, dated

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November 8, 1996 with certain financial institutions (as amended or otherwise modified, the "Existing Agreement") and for your working capital and general corporate purposes (including, without limitation, as a "back-stop" to your (unsecured) commercial paper) and (ii) to finance a portion of the amount due and payable as a result of a final judgment of the United States District Court for the Western District of Kentucky at Paducah (referred to as the "District Court") arising in the Conwood Proceeding (referred to below) that remains unsatisfied after application in full of disbursements under the Letter of Credit, amounts on deposit in the Collateral Account (as defined in the Term Sheet), amounts on deposit in the Qualified Settlement Fund (referred to below), proceeds of the Term A Loans (as defined below) and any other funds deposited with or at the direction of the District Court which are dedicated to the payment of such judgment, (b) the Three Year Facility will be used (i) in an amount not to exceed $270,000,000 available under the Letter of Credit Facility, for the issuance by The Bank of Nova Scotia (risk participated in by the Lenders referred to below) of a letter of credit (the "Letter of Credit") in favor of
(A) if permitted by applicable law, the District Court in connection with the Conwood Proceeding, or (B) one or more bonding companies (the "Sureties") who post the bonds (the "Surety Bonds") to enable you to appeal the jury verdict in the Conwood Proceeding, and (ii) in the case of the loans made under the Tranche A Facility (referred to as "Term A Loans"), to (A) refinance any draws made under the Letter of Credit and (B) to finance a portion of the amount due and payable as a result of a final judgment of the District Court in connection with the Conwood Proceeding that remains unsatisfied after application in full of disbursements under the Letter of Credit, amounts on deposit in the Collateral Account, amounts on deposit in the Qualified Settlement Fund and any other funds deposited with (or at the direction of) the District Court which are dedicated to the payment of such judgment, and (c) the term loans made on the Closing Date under the Tranche B Facility (referred to as "Term B Loans") will be deposited in an account maintained with or at the direction of the District Court (including, without limitation, funds invested under the Court Registry Investment System, referred to as the "Qualified Settlement Fund") to satisfy a portion of the Borrower's bonding requirements arising from the jury verdict in the Conwood Proceeding, in each case, on terms and conditions more fully set forth in the Term Sheet (as defined below). The financing of the Credit Facilities, the refinancing of indebtedness and other amounts owing under the Existing Agreement and the issuance of the Letter of Credit is collectively referred to as the "Transaction".

         The Bank of Nova Scotia ("Scotiabank") and Goldman Sachs Credit Partners L.P. ("GS") are pleased to inform you that each hereby severally (and not jointly) commits to provide one-half of the Credit Facilities. In connection therewith, each of

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Scotiabank and GS undertakes to use reasonable commercial efforts to arrange a syndicate of other financial institutions identified by us in consultation with you (together with Scotiabank and GS, the "Lenders") that will, collectively, participate in the Credit Facilities. Furthermore, Scotiabank agrees to act as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as a co-lead arranger and GS agrees to act as a co-lead arranger and as the syndication agent for the Lenders (in such capacity, the "Syndication Agent", with the Syndication Agent and the Administrative Agent collectively referred to as the "Agents"). Our commitments, undertakings and agreements hereunder are subject to (a) the terms and conditions set forth in this commitment letter and in the term sheet annexed hereto as Annex I (together with Schedule I thereto, the "Term Sheet") and the provisions set forth in Annex II hereto, (b) the terms and conditions contained in the confidential fee letter, dated June 19, 2000, among you, Scotiabank and GS (the "Agents' Fee Letter"),
(c) the terms and conditions contained in the confidential fee letter, dated June 19, 2000, between you and Scotiabank (the "Administrative Agent's Fee Letter", with the Administrative Agent's Fee Letter and the Agents' Fee Letter collectively referred to as the "Fee Letters"), (d) the absence of any disruption of or adverse change in current financial, banking or capital market conditions generally or in the market for loan syndications, in particular, that could reasonably be expected to materially and adversely affect the syndication of the Credit Facilities, (e) there being no facts, events or circumstances (including, but not limited to, the commencement of any litigation asserting claims under 15 U.S.C. Section 1 et. seq.), now existing or hereafter arising, which come to our attention and which could reasonably be expected to materially and adversely affect your or your subsidiaries business, assets, debt service capacity, tax position, environmental liability or financial condition, operations or prospects, (f) neither Agent becoming aware after the date hereof of any information or other matters (including, without limitation, any matters relating to the financial models and assumptions underlying the Projections described below) that in either Agent's judgment is inconsistent in a material and adverse manner with any information disclosed to such Agent prior to the date hereof, (g) the Agents having until October 6, 2000 to syndicate and close the Credit Facilities in an orderly manner pursuant to customary methods and (h) neither Scotiabank (in the case of GS' commitment) or GS (in the case of Scotiabank's commitment) terminating its several commitment to provide one-half of the total Credit Facilities. In the event any of the foregoing conditions, events or circumstances are not satisfied, we each reserve the right to either terminate our commitments, undertakings and agreements hereunder (and thereafter neither Agent shall have any other or further obligations hereunder or in connection with the Credit Facilities) or to propose alternative financing amounts or structures that assure adequate protection for the Agents and the

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Lenders. We acknowledge that a judgment in the amount of $1,050,000,000 (after trebling of the original damage award in the amount of $350,000,000) was entered against, among others, the Borrower in the proceeding captioned Conwood, L.P., et al. v. United States Tobacco Company, UST Inc. et al., No. 5:98 CV-108-R (W.D. Ky.) (the "Conwood Proceeding"), and that such judgement will not (in and of itself) enable us to terminate our commitments, undertakings and agreements hereunder. Furthermore, as a condition to our commitments, undertakings and agreements hereunder, you agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than as expressly set forth in the Term Sheet and each Fee Letter) will be paid in connection with the Credit Facilities unless you and we shall so agree.

         As we discussed, it is the intent of the Agents to solicit commitments from the Lenders promptly following the execution of this commitment letter in an amount sufficient to allow each Agent to achieve its desired hold level in the Credit Facilities. The Agents will manage, in consultation with you, all aspects of the syndication, including, without limitation, decisions as to the selection of institutions to be approached (with Scotiabank having the right, following consultation with GS and the Borrower and based on credit criteria of the potential Lenders being acceptable to Scotiabank, to decide which institutions or entities will be accepted to participate in the Letter of Credit Facility) and when they will be approached, when their commitments will be accepted, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. In that regard, you agree to actively assist us, in all commercially reasonable respects, in the syndication of the Credit Facilities, which assistance will require, among other things, that you provide all information that is reasonably necessary to successfully complete the syndication, including, without limitation, all the information prepared by you or on your behalf relating to you and your subsidiaries respective business, assets, financial condition, litigation, operations and prospects, as we may deem to be reasonably necessary, and all projections (it being understood that projections as to future events are not to be viewed as facts and that actual results may differ materially from projected results), (the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Credit Facilities. You hereby represent and covenant that (a) all factual information (the "Information") that has been or will be made available to either Agent by you or on your behalf is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to

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either Agent by you or on your behalf have been or will be prepared in good faith based upon assumptions believed by you to be reasonable at the time of the preparation thereof. You agree that you will promptly notify each Agent of any changes in circumstances that could be expected to call into question the Information or the continued reasonableness of any assumption underlying the Projections, and that you will supplement the Information and the Projections as necessary so that the representation and covenant in the preceding sentence remain correct without regard to when such Information and Projections were made available. In arranging and syndicating the Credit Facilities, we will use and rely on the Information and Projections without independent verification thereof. In order to ensure an orderly and effective syndication of the Credit Facilities, you agree that, from the date hereof until the earlier of (i) the completion of the primary syndication of the Credit Facilities (as determined by the Agents in their sole discretion and notified to you in writing (including if such date occurs after the Closing Date), and referred to as the "Primary Syndication Termination Date"), and (ii) one hundred and twenty days following the Closing Date, you will not, and will not permit any of your affiliates to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions (other than with the Agents and their respective affiliates) concerning the syndication or issuance of, any debt facility or debt security (including, without limitation, any renewals or refinancings of any existing debt facility, by way of bank and/or institutional loans, private placement, public offering or otherwise) of the Borrower or any of your subsidiaries (other than (x) the indebtedness contemplated hereby, (y) unsecured commercial paper issued in the ordinary course of business, and (z) an exchange offer for the notes issued and outstanding under the Indenture, dated as of May 27, 1999, and the Indenture, dated as of March 1, 2000, in each case by the Borrower (as issuer) and State Street Bank and Trust Company (as trustee) (collectively referred to as the "Existing Notes")) without the prior written consent of each Agent.

         In addition, you agree to make certain members of your management, as well as, to the best of your ability, your consultants and advisors, available during regular business hours to answer questions regarding the Transaction and the Credit Facilities, to review and assist in the preparation of the syndication memorandum relating to the Credit Facilities, to meet with prospective Lenders and to use your best efforts to ensure that our syndication efforts benefit materially from your existing lending relationships. By your signature below you hereby indemnify and hold harmless each Agent, each Lender committing to participate in the Credit Facilities and each of our and their respective affiliates, directors, officers, agents and employees, and agree to promptly pay all of the fees and

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expenses, in each case following demand, as set forth in Annex II hereto (with the terms and provisions of such Annex II hereby being incorporated by reference), whether or not definitive credit, security and other documentation (collectively, the "Credit Documentation") is ultimately executed and delivered or the Transaction is ultimately consummated.

         You acknowledge that each Agent and their respective affiliates may be providing debt financing, equity capital or other services (including, without limitation, financial advisory services) to other companies that may have conflicting interests from yours. Neither Agent nor their respective affiliates shall use confidential information obtained from you (or on your behalf) in connection with the performance by such Agent or their respective affiliates of services for other companies, and neither Agent nor their respective affiliates will furnish any such confidential information to other companies. You acknowledge that neither Agent nor their respective affiliates have any obligation to use, in connection with the Transaction or otherwise, or to furnish to you, confidential information obtained from other companies.

         The Agents (and their affiliates) may also from time to time effect transactions, for their own account or the account of customers, and hold positions in loans or options on loans of the Borrower and other companies that may be the subject of this arrangement. In addition, certain affiliates of the Agents are full service securities firms and as such may from time to time effect transactions, for their own account or the account of customers, and hold positions in securities or options on securities of the Borrower and other companies that may be the subject of this arrangement. The Agents may also employ the services of their respective affiliates in providing certain services hereunder and may exchange with such affiliates information concerning the Borrower and other companies that may be the subject of this arrangement (but only on an as-needed basis in connection with the Transaction and subject to customary internal procedures and applicable laws), and such affiliates shall be entitled to the benefits afforded to the Agents hereunder.

         This commitment letter, the Term Sheet and Annex II hereto, and the Fee Letters (collectively referred to as the "Commitment Documents") are delivered to you with the understanding that no Commitment Document, nor the substance hereof or thereof, shall be disclosed to any third party (including, without limitation, other lenders, arrangers, underwriters, placement agents, or advisors or any similar persons), without our prior written consent (which consent shall not be unreasonably withheld or delayed), except (a) to your officers, employees, agents and legal advisors and, in the case of this commitment letter and the Term Sheet (but not including Schedule I to the Term Sheet), the

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rating agencies and the Sureties, in the case of each of the forgoing persons limited to those who are directly involved in the consideration of the Transaction (and then only on a confidential and need-to-know basis) and (b) as required by law or any court or governmental agency (provided, that you agree to promptly inform us following any such permitted disclosure). This commitment letter and the Term Sheet are delivered to you solely for your benefit and may not be relied upon by any other person or entity, and nothing in the Commitment Documents is intended to confer any rights upon, nor do the Commitment Documents create third-party beneficiary status in favor of, any other person or entity as to our commitments hereunder. You acknowledge that no fiduciary duty exists on our part owing to you or any other person or entity as a result of our delivery of the Commitment Documents.

         The Commitment Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and, except as set forth in the penultimate paragraph of this commitment letter, supersede any prior agreements, written or oral, with respect hereto or thereto. You irrevocably and unconditionally submit to the non-exclusive jurisdiction of any New York state or federal court (in each case) sitting in the County of New York over any suit, action or proceeding arising out of or relating to the Commitment Documents. Service of any process, summons, notice or document in any suit, action or proceeding arising out of or relating to the Commitment Documents may be made by registered mail addressed to you or the Agents as appropriate, and you waive any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction you are or may be subject, by suit upon judgment. EACH COMMITMENT DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH, ANY COMMITMENT DOCUMENT, AND ANY OTHER COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE UNDERSIGNED PARTIES IN CONNECTION WITH ANY COMMITMENT DOCUMENT. IN NO EVENT SHALL ANY PARTY TO THIS COMMITMENT LETTER BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT OR PUNITIVE DAMAGES IN CONNECTION WITH THE TRANSACTION OR THE CREDIT FACILITIES, OR WITH OUR DELIVERY OF THE COMMITMENT DOCUMENTS.

         If you agree with the foregoing, please sign and return to the Administrative Agent the enclosed copies of this commitment letter no later than 5:00 p.m., New York time, on August 30, 2000. Our commitments, undertakings and agreements under the Commitment Documents will terminate at such time unless (a) a

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copy of this commitment letter signed by you, has been delivered to the Agents and (b) you have made all payments required to be paid hereunder and under the Agents' Fee Letter and the Administrative Agent's Fee Letter; provided, however, that, any term or provision in the Commitment Documents to the contrary notwithstanding, (i) all of your obligations under the Commitment Documents in respect of indemnification, confidentiality and fee and expense reimbursement shall survive any termination or the expiration (including, without limitation, by the terms of this paragraph) of our commitments, undertakings and agreements under the Commitment Documents, and (ii) following your execution and delivery of this commitment letter, our commitments, undertakings and agreements under the Commitment Documents will terminate in any event at 5:00 p.m., New York time, on October 6, 2000 (the "Termination Date"), unless on or prior to the Termination Date, fully executed copies of definitive Credit Documentation satisfactory to us and our counsel has been executed and delivered by you, us and the other required parties (with the date of such execution and delivery being referred to as the "Closing Date").

           This commitment letter supersedes any prior or contemporaneous agreement or understanding of the parties hereto with respect to the subject matter hereof including, without limitation, the commitment letter, dated June 19, 2000 (together with the Annexes and schedules thereto, the "Existing Commitment Letter") among you and the Agents, and, except as set forth in the next proviso, the obligations and liabilities of such parties under the Existing Commitment Letter are hereby terminated; provided, that, (x) the terms, provisions and conditions of the Existing Commitment Letter relating to indemnification, reimbursement for the Agents' fees, costs and expenses, choice of law, waiver of jury trial, limitation on damages and confidentiality shall remain legally binding and effective, and are hereby in each case ratified in all respects and confirmed, and (y) the Agents' Fee Letter and the Administrative Agent's Fee Letter (and the fees and expenses payable thereunder) are hereby in each case ratified in all respects and confirmed, and it is agreed and acknowledged by all parties hereto that (i) any references to the Existing Commitment Letter (or any terms defined therein including, without limitation, the term "Extension Date") contained in the Agents' Fee Letter and the Administrative Agent's Fee Letter, shall be deemed to be a reference to this commitment letter (it being specifically agreed that the Extension Fee (as defined in the Agents' Fee Letter) is irrevocably earned in full by the Agents on the date hereof and shall continue to be payable on the date set forth in the Agents' Fee Letter), (ii) all fees and expenses that were irrevocably earned in full or due and payable prior to the date hereof in accordance with the terms of the Agents' Fee Letter or the Administrative Agent's Fee Letter shall be calculated or be deemed to have been calculated on the basis of the amount of the

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Credit Facilities as described in the Existing Commitment Letter, and (iii) the
Agents' Fee Letter and the Administrative Agent's Fee Letter (and the fees and expenses payable thereunder) are and shall remain the legal and valid obligations of the parties thereto in accordance with their terms.

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         This commitment letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same agreement. We look forward to working with you.


                                            Very truly yours,


THE BANK OF NOVA SCOTIA                     GOLDMAN SACHS CREDIT
                                              PARTNERS L.P.


By: /s/ John Hopmans                        By: /s/ R.T. Wagner
   -------------------------------              ------------------------------
    Title: Managing Director                     Title: Authorized Signator



Agreed to and Accepted
this 29th day of August, 2000

UST INC.



By: /s/ Robert T. D'Alessandro
   -------------------------------
    Title: Senior Vice President &
           Chief Financial Officer



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                                                                         ANNEX I



                                   TERM SHEET

                   (Unless otherwise defined, terms used in this Term Sheet have the meanings ascribed thereto in the commitment letter dated August 29, 2000 (the "Commitment Letter") to which this Term Sheet is annexed).

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I.       PARTIES
Borrower:                                       UST Inc. (the "Borrower").

Guarantors:                                     All direct and indirect domestic subsidiaries of the Borrower (collectively, the
                                                "Guarantors").
Administrative Agent and
Co-Lead Arranger:                               The Bank of Nova Scotia ("Scotiabank").

Syndication Agent and
Co-Lead Arranger:                               Goldman Sachs Credit Partners L.P. ("GS", and together with Scotiabank, collectively referred to as the "Agents").

Joint Book Runners:                             Scotiabank and GS.

Letter of Credit Issuer:                        Scotiabank (in such capacity, the "Issuer").

Lenders:                                        Scotiabank, GS and a group of financial institutions (collectively, the "Lenders")
                                                arranged by the Agents.
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
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II.      THE CREDIT FACILITIES
Closing Date:                                   The date on which the definitive credit agreement, security and related documentation required thereunder (collectively, the "Credit Documentation") is executed and delivered by the Borrower, the Lenders and other requisite parties, which shall occur no later than October 11, 2000.

General Description
of Credit Facilities:                           A maximum amount of $1,000,000,000 in senior,

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
                                                first-priority secured financing to be provided to the Borrower pursuant to (i) a
                                                $200,000,000 revolving credit facility with a commitment period (initially) of 364 days (the "364 Day Revolving Facility"), as such revolving credit facility may be extended and/or as the outstanding principal amount thereunder may be converted into a term loan facility (the "Extension Term Facility") on the commitment termination date of the 364 Day Revolving Facility, (ii) a $600,000,000 credit facility with a term of three years (the "Three Year Facility") consisting of two subfacilities as follows: (A) an up to $270,000,000 stated amount letter of credit subfacility (the
                                                "Letter of Credit Facility"), and (B) a stand-by term loan subfacility (the "Tranche
                                                A Facility") in an amount of up to $600,000,000, and (iii) a $200,000,000 term loan facility (the "Tranche B Facility"). The 364 Day Revolving Facility, the Extension
                                                Term Facility (if and when made), the Three Year Facility (including, without limitation, the Letter of Credit Facility and the Tranche A Facility) and the
                                                Tranche B Facility are collectively referred to as the "Credit Facilities". Loans made under the Credit Facilities are collectively referred to as "Loans", with (a)
                                                Loans under the Tranche A Facility being referred to as the "Term A Loans", (b)
                                                Loans made on the Closing Date under the Tranche B Facility being collectively referred to as "Term B Loans" (with the Term B Loans, the Extension Term Loans
                                                (referred to below) and the Term A Loans collectively referred to as the "Term
                                                Loans"), and (c) Loans made under the 364 Day Revolving Facility being collectively referred to as "364 Day Revolving Loans". The principal amount of any 364 Day
                                                Revolving Loans outstanding on the commitment termination date for the 364 Day
                                                Revolving Facility will (so long as no

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
                                                default or event of default has occurred and is then continuing) be converted into term loans (referred to as the "Extension Term Loans").

                                                The Letter of Credit will be issued in favor of (i) one or more bonding companies
                                                (the "Sureties") whose bonds (the "Surety Bonds") will be issued, or (ii) the
                                                District Court, if permitted by applicable law, in each case for the purpose of enabling the Borrower to stay the judgment pending an appeal in the Conwood
                                                Proceeding. The financing of the Credit Facilities, the refinancing of indebtedness and other amounts owing under the Existing Agreement and the issuance of the Letter of Credit is collectively referred to as the "Transaction".

364 Day Revolving Facility:                     Pursuant to the 364 Day Revolving Facility, the 364 Day Revolving Loans may be
                                                borrowed, prepaid and reborrowed by the Borrower from time to time prior to the 364
                                                Day Revolving Facility Commitment Termination Date (as set forth below).

364 Day Revolving
Facility Commitment Amount:                     $200,000,000.

Purpose:                                        Proceeds of 364 Day Revolving Loans shall be used to (a) refinance all amounts outstanding under the Existing Agreement, (b) to pay fees and expenses associated with the Credit Facilities documentation and the Transaction, (c) for the general corporate and working capital purposes (including, without limitation, to
                                                "back-stop" (unsecured) commercial paper) of the Borrower and its domestic subsidiaries, and (d) to pay a portion of the amount due and payable as a result of a final judgment of the District Court arising in connection with the Conwood
                                                Proceeding that remains unsatisfied after application in full of disbursements under the Letter of Credit, amounts on deposit in the Collateral Account (as defined below), amounts on deposit in the Qualified Settlement Fund, proceeds from the Term A Loans and any other funds deposited with or at the direction of the
                                                District Court which are dedicated to the payment of such judgment. The "Collateral
                                                Account" means an account maintained with (or under the control of) the
                                                Administrative Agent.

364 Day Revolving Facility
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
Commitment Termination Date:                    The 364th day following the Closing Date, as such date may be extended for up to two successive 364-day periods (but not more than one such 364-day period at a time)
                                                by the Lenders upon terms and conditions to be agreed upon (but, in any event, subject to the terms relating to the Extension Term Facility described below). In the event that the full amount (or such lesser amount as may be acceptable to the
                                                Borrower) of the 364 Day Revolving Facility is not so extended or the full amount
                                                (or such lesser amount as may be acceptable to the Borrower) outstanding under the
                                                364 Day Revolving Facility is not converted into an Extension Term Facility (as described below), the Borrower shall be permitted to incur additional indebtedness with other lenders pursuant to a separate loan agreement consisting of (i) revolving loans (and commitments to make such revolving loans to the Borrower) or (ii)
                                                unsecured extendable credit notes, in each case in an aggregate amount not in excess of $200,000,000 (the "Replacement Revolving Facility"), provided, however, that (i)
                                                any amounts due and owing under the 364 Day Revolving Facility on the 364 Day
                                                Revolving Facility Commitment Termination Date shall have been repaid in full (and no Extension Term Loans shall be outstanding) and (ii) the Credit Facilities will be entitled to the benefit of any covenants (including, without limitation, financial covenants) in the Replacement Revolving Facility which are more restrictive than those under the Credit Facilities.

Extension Term Facility:                        On the applicable 364 Day Revolving Facility Commitment Termination Date (i.e.,
                                                giving effect to any extensions of the commitment to make 364 Day Revolving Loans)
                                                and provided no default or event of default under the Credit Documentation shall have then occurred and be continuing, and no Replacement Revolving Facility has been established, the amounts outstanding under the 364 Day Revolving Facility may be converted into the Extension Term Loans with a final maturity date on the third anniversary of the Closing Date.

Amortization of
Extension
Term Loans:                                     None. Extension Term Loans will be due and payable in full on the third anniversary of the Closing Date.


Three Year Facility:                            The Three Year Facility will consist of (a) the Letter of Credit Facility, and (b)
                                                the Tranche A Facility.

Three Year
Facility Commitment Amount:                     $600,000,000 (subject to the Letter of Credit Facility Sublimit and the Tranche A
                                                Facility

Commitment Amount described below), as reduced by the prepayments and commitment reductions described below.

Purpose:                                         The purposes set forth in respect of the Letter of Credit              Facility
                                                 and the Tranche A Facility.

Three Year Facility
Commitment                                      Termination Date: The third anniversary of the Closing Date (provided, that the
                                                Letter of Credit Facility shall terminate on the earlier of (x) the third anniversary of the Closing Date, (y) the date the Letter of Credit is drawn (the
                                                "Letter of Credit Draw Date"), or (z) the date the Letter of Credit Amount is reduced to zero).

Letter of Credit
Facility Sublimit:                              The stated amount of the Letter of Credit and related reimbursement obligations in connection with the Conwood Proceeding may not exceed $270,000,000 less amounts
                                                (in excess of $230,000,000) deposited on the Closing Date into the Qualified
                                                Settlement Fund (with such stated amount referred to as the "Letter of Credit
                                                Amount"); provided, that the stated amount of the Letter of Credit shall in no event be less than $200,000,000 on the Closing Date. The Letter of Credit (i) must be issued on the Closing Date (or as otherwise agreed to by the Agents), and (ii) must expire no later than the third anniversary of the Closing Date. At any time subsequent to the issuance of the Letter of Credit and prior to its expiration or a drawing thereunder, the Borrower may replace the Letter of Credit with a letter of credit issued by another letter of credit issuer (i) in the full stated amount of the Letter of Credit then existing and (ii) containing terms and conditions substantially similar to the Letter of Credit and otherwise acceptable to the applicable Surety or the District Court, as the case may be, in which case the commitment to make Term A Loans shall be reduced by the stated amount of the Letter of Credit on the date of its replacement. The Issuer shall only have an obligation to fund any amounts under the Letter of Credit in connection with a draw thereunder after the expiration of three business days following the receipt of a draw request from the applicable Surety or, if permitted by applicable law, the District Court.
                                                The Issuer's exposure for draws under the Letter of Credit will be "risk participated" to the Lenders.

Stated Amount Reduction
of Letter of Credit:                            The Letter of Credit Amount will reduce dollar-for-dollar automatically (unless not permitted to be so reduced by the District Court, in which case such Letter of
                                                Credit Amount shall be reduced in a manner permitted by the District Court and satisfactory to the

                                                Agents) and (i) without further action on the part of the Issuer, and (ii) if applicable, a release from the applicable Surety) by the amount of cash in excess of the difference between $500,000,000 and the Letter of Credit Amount on the Closing
                                                Date and on deposit in the Qualified Settlement Fund including (without limitation), as a result of (A) accrued interest (net of taxes) on amounts in the Qualified
                                                Settlement Fund, (B) proceeds of "mandatory prepayments" described below, (C) the
                                                Amortization Amounts (as defined below) and (D) any other amount set aside, accreted in interest or on deposit in the Qualified Settlement Fund as required by the
                                                District Court.

Purpose:                                        The Letter of Credit shall be issued in favor of (i) if permitted by applicable law, the District Court, or (ii) one or more Sureties whose Surety Bonds are required to be posted in the Conwood Proceeding.

Letter of Credit
Reimbursement Obligations:                      The Borrower will be obligated to repay the amount of              the draw under
                                                the Letter of Credit on the business day on which such draw occurs, provided, that so long as no default or event of default shall have occurred and be continuing on the date of the draw under the Letter of Credit, the Borrower may satisfy its reimbursement obligations by having the Term A Loans made to it by the Lenders. In any event, however, each Lender will (without duplication, if Term A Loans are made)
                                                be obligated to reimburse the Issuer for the draw under the Letter of Credit (on the date the Issuer makes any payment under the Letter of Credit) based on such Lender's percentage of the Tranche A Facility Commitment Amount.

Tranche A Facility:                             The Term A Loans will be made as described below.  Once repaid, Term A Loans cannot be reborrowed.

Tranche A Facility
Commitment Amount:                              $600,000,000.  The Tranche A Facility Commitment Amount will be reduced (prior to the date the Term A Loans are made) if a replacement letter of credit is substituted for the Letter of Credit in the amount described under the caption "Letter of Credit
                                                Facility Sublimit"

                                                above, as provided under the caption "Mandatory Prepayments", below and (if applicable) by the applicable Amortization Amounts as provided under the caption
                                                "Affirmative Covenants", below.

Purpose:                                        Proceeds of Term A Loans shall be used to (a) reimburse the Issuer for the draw made under the Letter of Credit and (b) to pay any portion of a final judgment of the
                                                District Court in connection with the Conwood Proceeding which remains unsatisfied after application in full of draws under the Letter of Credit, amounts on deposit in the Collateral Account, amounts on deposit Qualified Settlement Fund and any other funds deposited with or at the direction of the District Court which are dedicated to the payment of such judgment.

Amortization of
the Tranche A Facility:                         To the extent Term A Loans have been made, the outstanding principal amount will be repaid on the dates and in the amounts described in the "Amortization Amounts".

Final Maturity Date
for All Term A Loans:                           The third anniversary of the Closing Date.

Tranche B Facility:                             The Tranche B Facility will be made available in a single borrowing on the Closing
                                                Date to the Borrower pursuant to which Term B Loans will be made. Once repaid, Term
                                                B Loans cannot be reborrowed.

Tranche B Facility
Commitment Amount:                              $200,000,000.

Purpose:                                        Proceeds of Term B Loans shall be deposited with (and on terms acceptable to) the
                                                District Court in the Qualified Settlement Fund to satisfy the Borrower's obligations to the Sureties or the District Court, as the case may be, pending appeal of the Conwood Proceeding.

Amortization of the
Tranche B Facility:                             Term B Loans will amortize in equal quarterly installments of $500,000 (representing
                                                0.25% of the total amount of the Tranche B Facility Commitment Amount) for the first
                                                17 quarters following the Closing Date, with the remainder of the Term B Loans due and payable on the "Final Maturity for All Term B Loans" set forth below.

Call Premium for
Tranche B Facility:                             102% if any Term B Loans are prepaid

                                                (whether by way of optional or mandatory prepayments (other than as a result of mandatory prepayments resulting from the settlement, refund or set-off of certain tax claims)) at any time during the first six months following the Closing Date, with the call premium reducing thereafter ratably every six months to 100% at 24 months following the Closing Date.

Final Maturity for
All Term B Loans:                               February 16, 2005.


III.     COMMON TERMS APPLICABLE TO CREDIT FACILITIES
Interest Rate:                                  At the Borrower's option, Loans will bear interest at either Scotiabank's (i)
                                                alternate base rate ("Base Rate Loans") or (ii) reserve-adjusted LIBO rate ("LIBO
                                                Rate Loans") plus, in each case, the "Applicable Margin" (as defined below).

Applicable Margin:                              The Applicable Margin on Loans shall be based on the Borrower's senior unsecured debt rating (issued by S&P and Moody's, and referred to as the "Debt Rating") as set forth on Schedule I hereto.

Interest Payment Dates:                         Interest periods for LIBO Rate Loans shall be, at the Borrower's option, one, two, three or six months. Interest on LIBO Rate Loans shall be payable on the last business day of the applicable interest period for such Loans and, if earlier, at three month intervals following the commencement of such interest period. Interest on Base Rate Loans shall be payable quarterly in arrears.

Commitment Fees:                                A commitment fee shall be payable on the unused principal amount of the 364 Day
                                                Revolving Facility and the Three Year Facility, based on the Debt Rating, as set forth on Schedule I hereto.

Letter of Credit
Fees and Payment Dates:                         A Letter of Credit fee on the Letter of Credit Amount will accrue in an amount
                                                (based on the Debt Rating) as set forth on Schedule I hereto, with such Letter of
                                                Credit fee being payable quarterly in arrears (following the date of the issuance of the Letter of Credit), and on the Letter of Credit Draw Date. In addition, a fronting fee will be payable to the Issuer for its own account in an amount and on the dates set forth in the Administrative Agent's Fee Letter.

Optional Prepayments;
Tranche A Commitment
Reduction:                                      Outstanding Loans are voluntarily

                                                payable without penalty (subject to the obligation to pay a call premium payable in connection with the prepayment of Term B Loans as set forth under the caption "Call
                                                Premium for Tranche B Facility"); provided, however, that LIBO rate breakage costs, if any, shall be for the account of the Borrower, and optional prepayments of Term
                                                Loans made following the Letter of Credit Draw Date shall be divided pro rata between Term A Loans and Term B Loans. In addition, at any time after at least
                                                $600,000,000 (in the aggregate) is on deposit in the Qualified Settlement Fund and the Collateral Account, the Borrower may elect to deposit additional amounts into the Qualified Settlement Fund or the Collateral Account and further reduce the
                                                Tranche A Commitment Amount dollar for dollar.

Mandatory Prepayments:                          (i) 100% of amounts (in excess of $5,000,000) which are received from the settlement, refund or set-off of certain tax claims arising from the Conwood
                                                Proceeding (to be defined in a manner acceptable to the Agents, and referred to as the "Tax Settlement"); (ii) 100% of net cash proceeds of asset sales by the Borrower and its domestic subsidiaries (including, without limitation, permitted sales of stock of any domestic subsidiaries of the Borrower); (iii) 100% of the net cash proceeds from the issuance of certain, to be agreed upon, permitted debt by the
                                                Borrower or any of its domestic subsidiaries; and (iv) 50% of the net cash proceeds from the issuance of equity by the Borrower or any of its domestic subsidiaries.
                                                Mandatory prepayments will in each case be applied first, to a deposit into the
                                                Qualified Settlement Fund (up to the point that $500,000,000, regardless of the source of such funds (e.g., from such mandatory prepayments, deposit of the
                                                Amortization Amounts, accrual of interest (net of taxes), proceeds of Term B Loans or deposit of cash by the Borrower on the Closing Date) is in the Qualified
                                                Settlement Fund), second, once $500,000,000 is in the Qualified Settlement Fund, to a deposit into either the Qualified Settlement Fund or the Collateral Account, until the sum of cash in the Qualified Settlement Fund and in the Collateral Account is
                                                equal to $600,000,000 (in each case regardless of the source of funds, as described above), third, (once an aggregate amount of $600,000,000 is in the Qualified
                                                Settlement Fund and the Collateral Account), pro rata to (i) the Term B Loans and
                                                (ii)(A) if the Term A Loans have not been made but the Tranche A Facility Commitment remains, to the deposit of the applicable amount in either the Qualified Settlement
                                                Fund or in the Collateral Account (with a resulting reduction in the Tranche A
                                                Facility Commitment Amount), or (B) (alternatively) if the Term A Loans have been made, to a prepayment of the principal amount of Term A Loans, until all Term A
                                                Loans and Term B Loans are paid in full (or, if applicable, the stated amount of
                                                Letter of Credit and the

                                                Tranche A Facility Commitment Amount are reduced to zero) and last, to the repayment of the outstanding principal amount of 364 Day Revolving Loans (or Extension Term
                                                Loans, as the case may be) but not a reduction in the 364 Day Revolving Facility
                                                Commitment Amount. In the event the final judgment in the Conwood Proceeding occurs prior to $600,000,000 being on deposit in the Qualified Settlement Fund and/or the
                                                Collateral Account, then mandatory prepayments will be applied as set forth in the description "third," above.

                                                                Notwithstanding the foregoing, any Lender having Term B Loans will have the right (but only for so long as any Term A Facility
                                                                Commitment exists or Term A Loans are outstanding or the stated
                                                                amount of the Letter of Credit is in excess of zero) to decline to have such Loans prepaid with the mandatory prepayment amounts set forth above, in which case the amounts that would have been applied to a prepayment of such Lender's Term B Loans shall instead be applied to a prepayment of the Term A Loans until paid in full (or, as the case may be, the Letter of Credit Amount and the Three Year
                                                                Facility Commitment Amount are reduced to zero) and then, pro rata, to the repayment of the outstanding principal amount under (but not a reduction in) the 364 Day Revolving Facility Commitment Amount.

Security:                                       The Credit Facilities will be secured by a first-priority perfected lien on the
                                                Collateral Account, any tax claims payable to the Borrower or it subsidiaries resulting from a final adverse judgment against the Borrower and its subsidiaries in the Conwood Proceeding, and all cash, cash equivalents (other than amounts deposited or accrued in the Qualified Settlement Fund), inventory, accounts receivables and the Lenders' pro rata portion of any amounts payable to the Borrower from the taxing authorities and cash payments actually received in connection therewith (arising in each case in connection with the establishment of a "qualified settlement fund"), in each case of the Borrower and each of its direct and indirect domestic U.S.
                                                subsidiaries, whenever acquired and wherever located.

Guarantees:                                     To be delivered by each Guarantor.
Conditions Precedent

to Initial Extensions
of Credit:                                      Customary for the type of transaction proposed and others to be reasonably specified by the Agents, including, without limitation, the following:

                                                1.          Execution and delivery of satisfactory credit, security, guarantee and other related documentation embodying the structure, terms and conditions contained herein.

                                                2.          Review and satisfaction with the terms of the bonding requirements arising in the Conwood Proceeding and the terms, form and conditions of the Letter of Credit and the Surety Bonds, if any.

                                                3.          No material adverse change in the business, assets, debt service capacity, tax position (other than any adverse change in the status of the Tax Settlement), environmental liability, financial condition, operations or prospects of the Borrower since December
                                                                31, 1999 (exclusive of up to the $1,050,000,000 judgment entered in the Conwood Proceeding).

                                                4.          Receipt of closing certificates, resolutions, certificates, opinions of counsel, etc. customary for the type of transaction proposed and in each case satisfactory in form and substance to the Agents. Legal opinions will be from counsel satisfactory to the Agents and will include opinions on, among other things, (i) creation and perfection of the Lenders' liens, (ii) status of judgment (and lien) creditors compared to the Lenders' liens (i.e., that as of the Closing Date the Lenders' liens are prior to the liens, if any, in favor of plaintiffs in the Conwood Proceeding), (iii) no

                                                                conflict of the Credit Documentation with material agreements binding on the Borrower and its subsidiaries, (iv) that the Lenders'
                                                                liens will not be required to be shared with the holders of the
                                                                Existing Notes or notes exchanged for the Existing Notes.

                                                5.          The Lenders and the Administrative Agent shall have received all fees and expenses required to be paid on or before the Closing Date.

                                                6.          All governmental and third party approvals necessary or advisable in connection with the Transaction, the financing contemplated hereby and the continuing operations of the Borrower and its subsidiaries shall have been obtained and be in full force and effect.

                                                7.          There shall exist no pending or threatened litigation, proceedings or investigations which (x) contests the consummation of the
                                                                Transaction or (y) (other than the Conwood Proceeding) could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower or any of its subsidiaries.

                                                8.          The Lenders shall have received first-priority perfected liens as contemplated above under the caption "Security", in each case to the satisfaction of the Administrative Agent.

                                                9.          Repayment of all indebtedness and other amounts owing under the Existing
                                                                Agreement, and termination of all commitments thereunder.


                                                10.         Evidence satisfactory to the Agents as to the deductibility of amounts actually paid in connection with the judgment entered in the Conwood
                                                            Proceeding.

                                                11.         Evidence satisfactory to the Agents that no less than $30,000,000 has been deposited into the Qualified Settlement Fund (exclusive of the proceeds of Term B Loans and payments under the Tax Settlement).

Additional Conditions
Precedent:                                      The making of each Loan and the issuance of the Letter of Credit will be conditioned upon (i) all representations in the Credit Documentation being true and correct in all material respects and (ii) there being no event of default or condition which, with the giving of notice or passage of time (or both), would constitute an event of default.

Representations
and Warranties:                                 Customary for the type of transaction proposed and others to be reasonably specified by the Administrative Agent.

Affirmative Covenants:                          Customary for the type of transaction proposed and others to be reasonably specified by the Administrative Agent (including, but not limited to, the requirement that (x)
                                                the Borrower will use all commercially reasonable efforts to realize as soon as practicable the settlement, refund or off-set (in excess of $5,000,000) of tax benefits arising from the Conwood Proceeding and (y) the Borrower will deposit into the Qualified Settlement Fund or Collateral Account, as applicable (or, if the Term
                                                A Loans have been made, apply such amounts to amortization of the Term A Loans) not less than (i) $45,000,000 on or prior to December 31, 2000, (ii) thereafter,
                                                $30,000,000 on or prior to the last business day of each fiscal quarter ending
                                                September and December following December 31, 2000, (iii) $20,000,000 on or prior to the last business day of each fiscal quarter ending March and June for the 2001 and
                                                2002 fiscal years, and (iv) $25,000,000 on or prior to the last business day of each fiscal quarter ending March and June for the 2003 fiscal year (such amounts to be deposited under clauses (i) through (iv) hereof up to a maximum amount (inclusive of the $30,000,000 deposited into the Qualified Settlement Fund on the Closing Date) of
                                                $325,000,000); provided, that, the amounts to be deposited or applied to repay Term A Loans hereunder shall be in addition to any interest accrued in the
                                                Qualified Settlement Fund or any mandatory prepayments (the amounts referred to in clauses (i) through (iv) hereof referred to as the "Amortization Amounts"); and, provided, further, that once the amount in the Qualified Settlement Fund (from whatever source) is equal to $500,000,000, the Amortization Amounts shall be deposited (at the election of the Borrower) into either the Qualified Settlement
                                                Fund or the Collateral Account (until the aggregate amount of cash in the Qualified
                                                Settlement Fund and in the Collateral Account equals $600,000,000), and thereafter, the Borrower will continue to deposit Amortization Amounts into either the Qualified
                                                Settlement Fund or the Collateral Account (which shall consequently result in a reduction in the Tranche A Facility Commitment Amount).

Negative Covenants:                             Customary for the type of transaction proposed and others to be reasonably specified by the Administrative Agent, including, without limitation, as follows (subject to agreed upon baskets and exceptions):

                                                1.          Restricting the incurrence of additional debt, sale leasebacks and contingent liabilities (but permitting the incurrence of
                                                               indebtedness under the Replacement Revolving Facility).

                                                2.          Restricting the making of cash dividends or similar distributions
                                                                (including, without limitation, direct or indirect redemptions of capital stock). Notwithstanding the foregoing, the amount of dividends shall be permitted to be paid (a) during the 2000 fiscal year, at the current per share level, and (b) thereafter, at a per share level increased by an amount up to 5% from the per share level existing during the previous fiscal year.

                                                3.          Restricting the incurrence or sufferance of liens or other encumbrances
                                                                (but permitting the granting of liens on a pari passu basis to the lenders under the Replacement Revolving Facility).

                                                4.          Restricting the sale of assets or similar transfers.

                                                5.          Restricting the making of investments or acquisitions (in a single transaction or in a series of related transactions).

                                                6.          Restricting mergers, consolidations and similar

                                                                combinations.

                                                7.          Restrictions on transactions with affiliates.

                                                8.          Other than in connection with an exchange offer for the Existing Notes, restricting the refinancing, defeasance, repurchase or prepayment of amounts owing under the Existing Notes.

Financial Covenants:                            The financial covenants set forth below, with the definitions and applicable levels and ratios to be negotiated (all accounting terms to be interpreted, and all accounting determinations and computations to be made, in accordance with U.S.
                                                generally accepted accounting principles):

                                                1.          Maintenance of maximum debt (which shall include the amount of the judgment entered in the Conwood Proceeding as existing on the date hereof plus interest and fees arising in connection with such judgment, which in the aggregate shall be deemed to equal $1.3 billion (less any amounts deposited in the Qualified Settlement Fund and the Collateral Account), in each case without duplication of the
                                                                Letter of Credit Amount) to earnings before interest, taxes, depreciation and amortization ("EBITDA").

                                                2.          Maintenance of minimum fixed charge coverage ratio, based on EBITDA less capital expenditures to the sum of net cash interest, dividends
                                                                (both before and after declaration) and the applicable Amortization
                                                                Amounts and the scheduled amortization of the Tranche B Facility.
                                                                The minimum fixed charge coverage ratio will include pro forma calculations based on acquisitions and dispositions as if such acquisitions or dispositions occurred on the first day of the relevant four quarter period.

Events of Default:                              Customary for the type of transaction proposed and others to be reasonably specified by the Agents, including, without limitation, a cross-default to other indebtedness of the Borrower (including, but not limited to, the Existing Notes) and its subsidiaries in an amount to be agreed upon, and a change of control (to be defined).

Miscellaneous:                                  Customary provisions to be included, together with others to be reasonably specified by the Agents, including, without limitation, the following:

                                                1.          Customary indemnity and capital adequacy provisions, including but not limited to compensation in respect of taxes (including, without limitation, gross-up provisions for withholding taxes) and decreased profitability resulting from U.S. or foreign capital adequacy requirements, guidelines or policies or their interpretation or application, and any other customary yield and increased costs protection deemed necessary by the Lenders to provide customary protection.

                                                2.          The Lenders will be permitted to assign (by novation) Loans, notes and commitments. Any assignments of the 364 Day Revolving Loans and 364
                                                                Day Revolving Facility Commitment Amounts shall in each case be made pro rata, and shall in each case require the consent of the
                                                                Administrative Agent. Any assignments of the Three Year Facility
                                                                Commitment Amounts shall in each case be made pro rata (that is, the obligation to risk participate in the Letter of Credit and the Term
                                                                A Loan Commitment Amount shall be assigned pro rata in connection with any assignment of the Three Year Facility Commitment Amounts), and such assignments (including, without limitation, assignments to affiliates of a Lender, or to another Lender, or a "Related Fund"
                                                                (to be defined in the Credit Documentation) of a Lender) shall require the consent of the Administrative Agent (in consultation with GS) and (prior to the Letter of Credit Draw Date) the Issuer in their respective sole discretion. Any assignments of Term A Loans shall require the consent of the Administrative Agent. Assignments of Term B Loans or, if made, the Extension Term Loans need not be made pro rata with any other Loans or

                                                                commitments, but shall require the consent of the Administrative
                                                                Agent. Assignments of (a) 364 Day Revolving Loans and 364 Day
                                                                Revolving Facility Commitment Amounts, (b) Three Year Facility
                                                                Commitment Amounts, and (c) Term Loans (i) shall also (so long as no default or event of default shall have occurred and be continuing)
                                                                require the Borrower's consent (not to be unreasonably withheld or delayed), unless the assignment is made to another Lender or an affiliate (including, without limitation, a "Related Fund"), and
                                                                (ii) unless made by a Lender to another Lender or an affiliate, shall be made in minimum amounts of not less than $1,000,000 (or in lesser amounts if all such Lender's remaining 364 Day Revolving
                                                                Loans, 364 Day Revolving Facility Commitment Amounts, Three Year
                                                                Facility Commitment Amounts or Term Loans, as the case may be, are assigned). Participation of Loans, notes and commitments shall be without restrictions and participants will have the same benefits as the Lenders with regard to increased costs, capital adequacy, etc., and provision of information on the Borrower; provided, that the right of participants to vote on amendments, waivers, etc. will be limited to certain customary issues such as, without limitation, extension of the final scheduled maturity date of the Loans participated in by such participant. The Credit Documentation will contain provisions relating to the right of the Issuer and the
                                                                Borrower to require a Lender to assign its Letter of Credit commitment and obligation to make Term A Loans in the event such
                                                                Lender's unsecured debt rating (or comparable rating, as determined by the Issuer or the Borrower) is below a level satisfactory to the
                                                                Issuer and the Borrower.

                                                3.          Indemnification of each Agent, each of the Lenders and each of their respective affiliates, directors, officers, agents and employees
                                                                (collectively, the "Indemnified Parties") from and against any losses, claims, damages, liabilities or other

                                                                expenses, substantially as set forth in Annex II to the Commitment
                                                                Letter.

                                                4.          Payment of each Agent's fees and out-of-pocket expenses, substantially as set forth in Annex II to the Commitment Letter. --------

                                                5.          Amendments and waivers of the Credit Documentation will require the approval of Lenders holding 51% or more of the Loans and
                                                                commitments, except that the consent of all the Lenders shall be required with respect to certain customary issues.

                                                6.          Waiver of jury trial.

                                                7.          New York governing law; consent to New York jurisdiction.

Counsel to the
Agents:                                                     Mayer, Brown & Platt.

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

This Term Sheet is intended as an outline only and does not purport to summarize all the conditions, covenants, representations, warranties and other provisions which would be contained in the definitive Credit Documentation. Scotiabank's and GS' commitments, undertakings and obligations described in this Annex and the Commitment Letter will be subject to negotiation and execution of definitive Credit Documentation in form and substance satisfactory to Scotiabank, GS, their legal counsel and the Lenders.







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

                                                                        ANNEX II


                           INDEMNIFICATION PROVISIONS


         Unless otherwise defined, terms used herein shall have the meanings assigned thereto in the commitment letter dated as of August 29, 2000 (the "Commitment Letter") and term sheet (the "Term Sheet") to which this Annex II is attached.

         UST Inc. (the "Indemnitor") shall pay all of each Agent's fees, costs and expenses (including, without limitation, all out-of-pocket costs and expenses arising in connection with the syndication of the Credit Facilities and any due diligence investigation performed by each Agent, and the fees and expenses of Mayer, Brown & Platt, special counsel to the Agents and also of, without limitation, any local or foreign legal counsel) arising in connection with the negotiation, preparation, execution, delivery or administration of the Existing Commitment Letter, the Commitment Letter, the Term Sheet, the Fee Letters and the definitive Credit Documentation, and the Indemnitor shall be obligated to pay such fees, costs and expenses whether or not definitive Credit Documentation is executed or delivered or the Transaction is consummated; provided, that the Indemnitor shall only be required to pay the fees and expenses of Mayer, Brown & Platt, in connection with such negotiation, preparation, execution, administration and related matters.

         In addition, the Indemnitor hereby indemnifies and holds harmless all Indemnified Parties (as defined below) from and against all Liabilities (as defined below) other than the Liabilities of a particular Indemnified Party arising out of the gross negligence, bad faith or willful misconduct of such Indemnified Party. "Indemnified Party" shall mean each Agent, each of the Lenders, each affiliate of any of the foregoing and the respective directors, officers, partners, agents and employees of each of the foregoing, and each other person controlling any of the foregoing within the meaning of either
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended. "Liabilities" shall mean any and all losses, claims, damages, liabilities or other costs or expenses to which an Indemnified Party may become subject which arise out of or relate to or result from any transaction, action or proceeding to or connected with the transaction described in the Existing Commitment Letter, the Commitment Letter, Fee Letters or Term Sheet. In addition to the foregoing, the Indemnitor agrees to reimburse each Indemnified Party for all legal or other expenses incurred in connection with investigating, defending or participating in any action or other proceeding relating to any Liabilities (whether or not such Indemnified Party is a party to any such action or proceeding).

         In furtherance of the foregoing, in the event that any Indemnified Party becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including, but not limited to, stockholders of the Indemnitor, in connection with or as a result of either this arrangement or any matter referred to in the Commitment Documents (including the Existing Commitment Letter), the Indemnitor periodically will reimburse each Indemnified Party

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

for its legal and other expenses (including, but not limited to, the cost of any investigation and preparation) incurred in connection therewith.

         If for any reason the indemnification described herein is unavailable to any Indemnified Party or insufficient to hold it harmless, then the Indemnitor shall contribute to the amount paid or payable by each Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Indemnitor and its stockholders on the one hand and each Indemnified Party on the other hand in the matters contemplated by the Commitment Documents (including the Existing Commitment Letter) as well as the relative fault of the Indemnitor and any Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The Indemnitor also agrees that no Indemnified Party shall have any liability to the Indemnitor or any person asserting claims on behalf of or in right of the Indemnitor or any other person in connection with or as a result of either this arrangement or any matter referred to in the Commitment Documents (including the Existing Commitment Letter) except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Indemnitor result solely from the gross negligence, bad faith or willful misconduct of such Indemnified Party in performing the services that are subject to the Commitment Documents (including the Existing Commitment Letter); provided, however, that in no event shall such Indemnified Party have any liability for any consequential, incidental or punitive damages in connection with or as a result of such Indemnified Party's activities arising under or related to the commitments, undertakings or agreements under the Commitment Documents (including the Existing Commitment Letter). The reimbursement, indemnity and contribution obligations of the Indemnitor hereunder shall be in addition to the Liabilities, shall extend upon the same terms and conditions to any Indemnified Party and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representative of any Indemnified Party.



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